                                                                    EXHIBIT 10.8

                                FIRST AMENDMENT


          FIRST AMENDMENT, dated as of September 30, 1996 (this "Amendment"),
                                                                 ---------
to the Credit Agreement, dated as of August 28, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement"), among CHARTWELL LEISURE INC. (the "Company"), CHARTWELL CANADA
---------
CORP. (the "Canadian Borrower"), the Banks from time to time parties thereto, THE BANK OF NOVA SCOTIA, as Syndication Agent, and THE CHASE MANHATTAN BANK, as Administrative Agent.


                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, the Company, Chartwell Canada Corp., the Banks, the Syndication Agent and the Administrative Agent are parties to the Credit Agreement;

          WHEREAS, Company and the Canadian Borrower have requested that the Banks, the Syndication Agent and the Administrative Agent amend the Credit Agent in the manner provided for herein in order to, among other things, add Bear Financial Corp., a Delaware corporation, as an additional Canadian Borrower under the Credit Agreement and the other Credit Documents; and

          WHEREAS, the Banks, the Syndication Agent and the Administrative Agent are willing to agree to the requested amendment but only on the terms and conditions provided for herein;

          NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

     I.   Defined Terms.  Terms defined in the Credit Agreement and used herein
          -------------
shall have the meanings given to them in the Credit Agreement.

     II.  Amendments to Credit Agreement.
          ------------------------------


          1. Amendment to Preamble. The Preamble of the Credit Agreement is
             ---------------------
     hereby amended by deleting "CHARTWELL CANADA CORP. (the 'Canadian Borrower'): and substituting in lieu thereof "CHARTWELL CANADA CORP. and BEAR FINANCIAL CORP. (individually and collectively, the 'Canadian Borrower')".

          2. Amendments to Section 6.  Section 6.07 of the Credit Agreement is
             -----------------------
     hereby by amended by deleting the following text therefrom in its entirety:

               "On the Canadian Borrowing Date, Chartwell Lodging Inc. shall have duly authorized, executed and delivered a Security Agreement substantially in the form of Exhibit O (as modified, supplemented or amended from time to time in accordance with the terms thereof and hereof and together with the security agreements required under Section 9.14, a "Security Agreement" and collectively, the "Security Agreement") covering all of such Credit Party's present and future interest in an Amended and Restated Management Services and Franchise Development Agreement among Chartwell Hotels, Inc., Royco Hotels & Resorts Ltd, and the Company, in each case together with."

          and substituting in lieu thereof, the following next:

               "On the Canadian Borrowing Date, Chartwell Lodging Inc. shall have duly authorixed, executed and delivered a Security Agreement substantially in the form of Exhibit O (as modified, supplemented or amended from time to time in accordance with the terms thereof and hereof and together with the security agreements required under Section 9.14, a "Security Agreement" and collectively, the "Security Agreement") covering all of such Credit Party's present and future interest in an Amended and Restated Management Services and Franchise Development Agreement among Chartwell Hotels, Inc., Royco Hotels & Resorts Ltd, and the Company, in each case together with."

               3. Amendments to Section 12. Section 12.01 of the Credit
                  -------------------------
          Agreement is hereby amended by deleting therefrom the definition of "Canadian Borrower" appearing therin and substituting in lieu thereof the following definition in the proper alphabetical order:

                    "Canadian Borrower" shall mean the collective reference to
               Chartwell Canada Corp., a Delaware corporation, and Bear Financial Corp., a Delaware corporation."

          III. General. For all purposes of the Credit Agreement and all Credit
               -------
Documents, as of the Amendment Effective Date, (a) Bear Financial Corp. shall be a party to the Credit Agreement, as a Canadian Borrower, (b) each reference to the Canadian Borrower will be deemed to be a reference to each of Chartwell Canada Corp. and Bear Financial Corp. and (c) any obligation of the Canadian Borrower under the Credit Agreement and the other Credit Documents shall be a joint and several obligation of each of Chartwell Canada Corp. and Bear Financial Corp.

          IV.  Condition to Effectiveness. This Amendment shall become effective
               --------------------------
on the date (the "Amendment Effective Date") on which all of the following
                  ------------------------
conditions precedent have been satisfied or waived:


               1. The Company, Chartwell Canada Corp., Bear Financial Corp., the Banks the Syndication Agent and the Administrative Agent shall have executed and delivered to the Administrative Agent this Amendment.

               2. The Administrative Agent shall have received each of the following (together with this Amendment, the "Amendment Documents"):
                                                        -------------------

                      (a) an acknowledgment and consent, substantially in the
               form of Exhibit A hereto, from each Credit Party party to any Security Document, the Company Guaranty and any Guarantee acknowledging and consenting to the execution, delivery and performance of this Amendment and the transactions contemplated hereby and confirming that the security interests and guaranties granted and created therein, in each case, executed and delivered by a duly authorized officer of such party, and

                      (b) a duly executed Revolving C$ Note date August 28, 1996 from Bear Financial Corp. for the account of each Bank substantially in the form of Exhibit B-3 to the Credit Agreement.

               3. Each of the Company, Chartwell Canada Corp. and Bear Financial Corp. shall have executed and delivered such documents and taken such other actions as may have been requested by or on behalf of the Administrative Agent, and in the form or manner as may have been so requested.

               4. The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of each of Chartwell Canada Corp. and Bear Financial Corp. authorizing the execution, delivery and performance of the Amendment Documents to which it is a party and any borrowings, and the creation and perfection of any security interest and liens and the execution and delivery of any guarantees, contemplated by such Amendment Documents, certified by the Secretary or an Assistant Secretary of such party thereto as of the Amendment Effective Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate. Within a reasonable time after the Amendment Effective Date, the Company shall deliver to the Administrative Agent a copy of its resolutions, inform and substance satisfactory to the Administrative Agent, of its Board of Directors ratifying the execution, delivery and performance of the Amendment Documents to which it is a party and any borrowings, and the creation and perfection of any security interest and liens and the execution and delivery of any guarantees, contemplated by such Amendment Documents, certified by the Secretary or an Assistant Secretary of the Company as of the date such resolutions are delivered to the Administrative Agent, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate.

          5. The Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of each of Chartwell Canada Corp. and Bear Financial Corp., dated the Amendment Effective Date, as to the incumbency and signature of each of the officers signing the Amendment Documents to which such party is a party, and any other instrument or document delivered by such party thereto in connection herewith, together with evidence of the incumbency of such Secretary or Assistant Secretary.

          6. The Administrative Agent shall have received, with a counterpart for each Bank, an executed legal opinion of Battle Fowler LLP, special counsel to Chartwell Canada Corp. and Bear Financial Corp., which opinion shall over the matters addressed in Exhibit M-2 to the Credit Agreement with respect to Chartwell Canada Corp. and Bear Financial Corp. Such legal opinion shall also cover such matters incident to this Amendment and the transactions contemplated hereby as may be requested by the Administrative Agent.

          7. Chartwell Loding Inc. shall have pledged the shares of Chartwell Canada Hospitality Corp., a wholly owed Subsidiary of Chartwell Loding Inc., to the Administrative Agent, pursuant to a supplement to the Pledge Agreement in form and substance satisfactory to the Administrative Agent.

          8. Chartwell Canada Hospitality Corp. shall have executed and delivered a copy of the Subsidiaries Guaranty in substantially the form of Exhibit G-2 to the Credit Agreement.

     V.   General.
          -------


          1. Representation and Warranties.  The representations and warranties
             -----------------------------
     made by the Credit Parties in the Credit Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date and except to the extent and only to the extent waived herein; provided that all references to the Credit Agreement in such
             --------
     representations and warranties shall be and are deemed to mean this Amendment as well as the Credit Agreement as amended hereby.

          2. Payment of Expenses.  The Company agrees to pay or reimburse the
             -------------------
     Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with the Amendment Documents, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of Simpson Thacher & Bartlett, counsel to the Administrative Agent.

          3. No Other Amendments; Confirmation.  Except as expressly amended,
             ---------------------------------
     modified and supplemented hereby, the provisions of the Credit Agreement and the Notes are and shall remain in full force and effect.

          4. Counterparts.  This Amendment may be executed in any number
             ------------
     counterparts by the parties hereto, each of which counterparts when so executed shall be an original, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          5. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
             -------------
     AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                  *    *    *

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   CHARTWELL LEISURE INC.

                                   By: /s/ Kenneth J. Weber
                                      ---------------------
                                      Name: Kenneth J. Weber
                                      Title: Chief Financial Officer


                                   CHARTWELL CANADA CORP.

                                   By: /s/ Samuel Rosenberg
                                      ----------------------
                                      Name: Samuel Rosenberg
                                      Title: Treasurer


                                   BEAR FINANCIAL CORP.

                                   By: /s/ Samuel Rosenberg
                                      ----------------------
                                      Name: Samuel Rosenberg
                                      Title: Treasurer


                                   THE BANK OF NOVA SCOTIA,
                                    Individually and as Syndication Agent

                                   By: /s/ J. W. Campbell
                                      -------------------
                                      Name: J. W. Campbell
                                      Title: Unit Head

                                   BANQUE PARIBAS

                                   By: /s/ Mary T. Finnegan
                                      ---------------------
                                      Name: Mary T. Finnegan
                                      Title: Group Vice President


                                   CIBC, INC.

                                   By: /s/ Justin D. Sendak
                                      ---------------------
                                      Name: Justin D. Sendak
                                      Title: Associate Director


                                   MELLON BANK, N.A.

                                   By: /s/ Caroline R. Walsh
                                      ----------------------
                                      Name: Caroline R. Walsh
                                      Title: Assistant Vice President


                                   NATIONSBANK, N.A.

                                   By: /s/ Eileen C. Higgins
                                      ----------------------
                                      Name: Eileen C. Higgins
                                      Title: Vice President

                                   THE CHASE MANHATTAN BANK,
                                    Individually and as Administrative agent

                                   By: /s/ William J. Caggiano
                                      ------------------------
                                      Name: William J. Caggiano
                                      Title: Managing Director